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                                                                    Exhibit 10.1


                                  AMENDMENT NO. 1
                             Dated as of August 5, 1998
                                         To
                         ASSET PURCHASE AND SALE AGREEMENT
                              Dated as of July 1, 1998


WHEREAS, Scott Cable Communications, Inc., a Texas corporation ("Seller"), and InterLink Communications Partners, LLLP, a Colorado limited liability limited partnership ("Buyer"), are parties to that certain Asset Purchase And Sale Agreement dated as of July 1, 1998 (the "Agree-ment", the capitalized terms used and not otherwise defined herein being used as defined therein);

WHEREAS, the Agreement provides for Seller (i) to use its diligent, good faith efforts to obtain the requisite acceptances of the Bankruptcy Plan from all holders of impaired claims within seventy-five (75) days after the Signature Date and (ii) to commence the Bankruptcy Case not later than seventy-five (75) days after the Signature Date;

WHEREAS, Buyer and Seller desire to amend the Agreement to provide Seller an additional seven calendar days for Seller to fulfill its foregoing obligations under the Agreement;

NOW, THEREFORE, in consideration of the premises, Buyer and Seller hereby agree that:

1. The Agreement shall be, and is hereby, amended as follows, effective as of August 5, 1998:

A. the clause "seventy-five (75) days after the Signature Date" is hereby deleted from the first sentence of Section 9.8, and the clause "eighty-two (82) days after the Signature Date" is hereby inserted in place thereof;

B. the clause "seventy-five (75) days after the Signature Date" is hereby deleted from the first sentence of Section 9.9(a), and the clause "eighty-two (82) days after the Signature Date" is hereby inserted in place thereof;

C. the clause "seventy-five (75) days after the Signature Date" is hereby deleted from Section 14(a)(ix), and the clause "eighty-two (82) days after the Signature Date" is hereby inserted in place thereof;

D.   the clause "the foregoing 75-day period" is hereby deleted from
     Section 14(a)(ix), and the clause "the foregoing 82-day period" is hereby inserted in place thereof; and

E. the clause "seventy-five (75) days after the Signature Date" is hereby deleted from Section 14(d)(i), and the clause "eighty-two (82) days after the Signature Date" is hereby inserted in place thereof.


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2.  As hereinabove amended, the Agreement is hereby ratified and confirmed to be in full force and effect.

3. This instrument may be executed in the form of one or more original or facsimile counterparts, each of which shall be deemed to be an original and all of which shall be deemed to constitute one and the same instrument.

4. This instrument shall be construed in accordance with and governed by the laws of the State of Colorado.


IN WITNESS WHEREOF, the undersigned parties have executed this Amendment No. 1 as of the date first set forth above.


                                        SCOTT CABLE COMMUNICATIONS, INC.

                                        By:       /s/ Bruce Armstrong
                                           -------------------------------------
                                                    Bruce A. Armstrong,
                                                    President and CEO


                                        INTERLINK COMMUNICATIONS PARTNERS, LLLP
                                        By:  Rifkin Co., its general partner

                                        By:       /s/ Kevin Allen
                                           -------------------------------------
                                                    Kevin B. Allen,
                                                    Vice President


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